SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2007

DesignerSportsApparel, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-139343	20-3491905
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 N. Center Street, Unit A, Arlington, TX	76011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 817-201-4912

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

Merger Involving Independent Accountants

On July 1, 2007, we were informed by Ronald N. Silberstein, CPA, PLLC ("RNS"), the independent registered public accounting firm for DesignerSportsApparel, Inc. (the "Company"), as follows:

1.
RNS has consummated a merger (the “Merger”) with Maddox Unger, PLLC ("MU"). The name of the post-merger firm is Maddox Ungar Silberstein, PLLC ("RNS + MU"), which is registered with the Public Company Accounting Oversight Board (United States); and

2.	We are required to file this Form 8-K as notification that RNS + MU succeeds RNS as our independent registered auditor.

Changes in Registrant’s Certifying Accountants

As a result of the Merger, on July 1, 2007, RNS resigned as the Company’s independent registered auditor.  The Company has engaged RNS + MU as its independent registered auditor effective July 1, 2007.  The decision to change auditors was approved by the Company’s board of directors.  The Company did not consult with RNS + MU on any matters prior to retaining such firm as its independent registered auditor.

RNS’s audit report on the financial statements of the Company for the fiscal year ended August 31, 2006 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements of the Company for the fiscal year ended August 31, 2006 contained an uncertainty about the Company’s ability to continue as a going concern.

During the year ended August 31, 2006, and through the interim period ended July 1, 2007, there were no disagreements with RNS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of RNS would have caused them to make reference thereto in their reports on the financial statements for such periods.

During the year ended August 31, 2006, and through the interim period ended July 1, 2007, RNS did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(iv)(A) and (B) of Item 304 of Regulation S-B.

On July 5, 2007, the Company provided RNS with its disclosures in this Form 8-K disclosing the resignation of RNS and requested in writing that RNS furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. RNS’s response is filed as an exhibit to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

16.1 Letter from Former Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DesignerSportsApparel, Inc.

/s/ David Parker
David Parker
Chief Executive Officer

Date: July 6, 2007